                                                                    EXHIBIT 99.7






                        WIRELESS AGE COMMUNICATIONS, INC.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2003

                             (Stated in US Dollars)

                                   (UNAUDITED)

                        WIRELESS AGE COMMUNICATIONS, INC.
                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  for the nine months ended September 30, 2003
                             (Stated in US Dollars)
                                   (UNAUDITED)

                                                                                                            Pro-forma
                                        Wireless Age      Wireless Source                                 Consolidated
                                       Communications,      Distribution         Pro-forma                  Statement
                                            Inc.           Ltd. (Note 2)         Adjustments    Notes     of Operations
                                            ----           -------------         -----------    -----     -------------
Sales                                    $  5,454,844       $   2,980,313       $   (193,375)  (3a)       $   8,241,782

Cost of goods sold                          2,770,066           2,717,439           (193,375)  (3a)           5,294,130
                                         ------------       -------------       ------------              -------------
Gross profit                                2,684,778             262,874                  -                  2,947,652
                                         ------------       -------------       ------------              -------------
Selling and administrative                  2,213,850             273,931                  -                  2,487,781
Amortization                                  183,908               1,756                  -                    185,664
Interest                                       56,086                 318                  -                     56,404
                                         ------------       -------------       ------------              -------------
                                            2,453,844             276,005                  -                  2,729,849
                                         ------------       -------------       ------------              -------------
Income (loss) from operations                 230,934             (13,131)                 -                    217,803

Other income (expenses)
   Foreign exchange                           (74,375)                  -                  -                    (74,375)
   Management fees income                      45,660                   -            (45,660)  (3a)                   -
   Management fees expense                          -             (86,426)            45,660   (3a)             (40,766)
   Other                                            -                 777                  -                        777
                                         ------------       -------------       ------------              -------------
                                              (28,715)            (85,649)                 -                   (114,364)
                                         ------------       -------------       ------------              -------------
Income (loss) before income taxes
 and non-controlling interest                 202,219             (98,780)                 -                    103,439
   Income taxes - current                      92,187                   -                  -                     92,187
                                         ------------       -------------       ------------              -------------
Income (loss) before
 non-controlling interest                     110,032             (98,780)                 -                     11,252
   Non-controlling interest                    (7,737)                  -                  -                     (7,737)
                                         ------------       -------------       ------------              -------------
Income (loss) for the period             $    102,295       $     (98,780)      $          -              $       3,515
                                         ============       =============       ============              =============

Pro-forma earnings per share
   Basic                                                                                                  $        0.00
                                                                                                          =============
   Diluted                                                                                                $        0.00
                                                                                                          =============
Weighted average number of
 shares - Basic                                                                                              18,220,772
                                                                                                          =============
        - Diluted                                                                                            18,387,439
                                                                                                          =============

                                          SEE ACCOMPANYING NOTES

                        WIRELESS AGE COMMUNICATIONS, INC.
                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      for the year ended December 31, 2002
                             (Stated in US Dollars)
                                   (UNAUDITED)

                                                                                                            Pro-forma
                                        Wireless Age      Wireless Source                                 Consolidated
                                       Communications,      Distribution         Pro-forma                  Statement
                                            Inc.           Ltd. (Note 2)         Adjustments    Notes     of Operations
                                            ----           -------------         -----------    -----     -------------
Sales                                    $   1,731,948      $    1,057,223      $    (137,282) (3a)       $    2,651,889

Cost of goods sold                           1,075,398             979,403           (137,282) (3a)            1,917,519
                                         -------------      --------------      -------------             --------------
Gross profit                                   656,550              77,820                  -                    734,370
                                         -------------      --------------      -------------             --------------
Selling and administrative                     626,546              33,901                  -                    660,447
Amortization                                    69,174               1,299                  -                     70,473
Interest                                        25,596                   -                  -                     25,596
                                         -------------      --------------      -------------             --------------
                                               721,316              35,200                  -                    756,516
                                         -------------      --------------      -------------             --------------
Income (loss) from operations                  (64,766)             42,620                  -                    (22,146)
                                         -------------      --------------      -------------             --------------
Other income (expense)
   Foreign exchange                              9,621                   -                  -                      9,621
   Management fees income                       25,477                   -            (25,477) (3a)                    -
   Management fees expense                           -             (41,751)            25,477  (3a)              (16,274)
   Gain on sale of capital assets               34,460                   -                  -                     34,460
   Loss on settlement of claim                 (13,432)                  -                  -                    (13,432)
   Other                                         5,874                   -                  -                      5,874
                                         -------------      --------------      -------------             --------------
                                                62,000             (41,751)                 -                     20,249
                                         -------------      --------------      -------------             --------------
Income (loss) before income taxes
 and non-controlling interest                   (2,766)                869                  -                     (1,897)
   Income taxes - current                            -                (575)                 -                       (575)
                - future                       (20,480)                  -                  -                    (20,480)
                                         -------------      --------------      -------------             --------------
Income (loss) before
 non-controlling interest                      (23,246)                294                  -                    (22,952)
   Non-controlling interest                      2,191                   -                  -                      2,191
                                         -------------      --------------      -------------             --------------
Net income (loss) for the year           $     (21,055)      $         294      $           -             $      (20,761)
                                         =============       =============      =============             ==============
Pro-forma earnings per share
   Basic and Diluted                                                                                      $         0.00
                                                                                                          ==============
Weighted average number of
 shares - Basic and Diluted                                                                                   12,791,175
                                                                                                          ==============

                                          SEE ACCOMPANYING NOTES

                        WIRELESS AGE COMMUNICATIONS, INC.
            NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 2003
                             (Stated in US Dollars)
                                   (UNAUDITED)


Note 1     BASIS OF PRESENTATION

           The accompanying unaudited consolidated statements of operations give effect to the acquisition of Wireless Source Distribution Ltd. ("Wireless Source") by Wireless Age Communications, Inc. ("Wireless") on September 19, 2003.

           The unaudited pro forma consolidated financial statements of Wireless included herein have been prepared by management of Wireless in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the September 30, 2003 (unaudited) and December 31, 2002 (audited) financial statements of Wireless and the September 30, 2003 (unaudited) and December 31, 2002 (audited) financial statements of Wireless Source, together with other information available to the corporations. In the opinion of management of Wireless, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of Wireless Source by Wireless as described below.

           The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Wireless and Wireless Source referred to above and included elsewhere in this Form 8-K/A. The Wireless unaudited pro forma consolidated balance sheet has not been provided since this transaction occurred on September 19, 2003 and the acquisition has been recorded in the September 30, 2003 10QSB previously filed. The unaudited pro forma consolidated statements of operations gives effect to the acquisition of Wireless Source as if it had occurred at the start of the fiscal period beginning on January 1, 2002. These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

           Wireless Source is a Canadian company. The financial statements of Wireless Source were prepared in accordance with Canadian generally accepted accounting principles and disclose that they are not materially different in measurement from United States generally accepted accounting principles as they relate to those financial statements.

           The financial statements of Wireless Source have been converted from Canadian dollars ("CDN") to United States dollars ("US") as follows:

          - Revenues and expenses for the one-year period ended December 31, 2002 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.63840 and for the nine-month period ended September 30, 2003, at the average rate of exchange in effect for the period of one Canadian Dollar equals $0.70265.

Wireless Age Communications, Inc.
Notes to the Pro-Forma Consolidated Financial Statements
September 30, 2003
(Stated in US Dollars)
(Unaudited) - Page 2


Note 2     BUSINESS ACQUISITIONS

           WIRELESS SOURCE DISTRIBUTIONS LTD.

           On September 19, 2003, Wireless acquired all of the issued and outstanding Class B common shares of Wireless Source (100 Class B common shares). The acquisition was consummated through a series of agreements. Wireless and 1588102 Ontario Inc. ("1588102 Ontario"), a wholly-owned subsidiary incorporated for this purpose, entered into a Share Exchange Agreement with Dallas L. Robinson under which 1588102 Ontario issued 1,000,000 of its preferred shares to Dallas L. Robinson for 50 Class B common shares of Wireless Source. The preferred shares carry several rights but are primarily exchangeable into 1,000,000 shares of Wireless' common stock. Wireless also entered into a Stock Purchase Agreement with 101016305 Saskatchewan Ltd. ("101016305 Saskatchewan") under which Wireless issued 1,000,000 shares of its common stock to 101016305 Saskatchewan in exchange for 50 Class B common shares of Wireless Source.

           The business combination is accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:

           Current assets                                          $     885,869
           Capital assets                                                  9,301
           Intangible assets and goodwill                              2,833,560
                                                                   -------------
                                                                       3,728,730
           Current liabilities                                           988,730
                                                                   -------------
           Net assets acquired at fair values                      $   2,740,000
                                                                   =============
           Total consideration:
           1,000,000 common shares of the Company
           and 1,000,000 preferred shares of 1588102 Ontario       $   2,740,000
                                                                   =============

           The excess of purchase price over net assets acquired has been allocated to intangible assets, representing the trade-name iMobile, other intellectual property associated with the acquisition and goodwill.

           A.C. SIMMONDS & SONS TRADENAME

           Pursuant to agreements dated July 2, and 25, 2003, Wireless acquired the tradename, A.C. Simmonds & Sons, from Pine Ridge Holdings Ltd. ("Pine Ridge") in exchange for 1,500,000 shares of the Wireless' common stock.

           The acquisition is accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:

Wireless Age Communications, Inc.
Notes to the Pro-Forma Consolidated Financial Statements
September 30, 2003
(Stated in US Dollars)
(Unaudited) - Page 3


Note 2     BUSINESS ACQUISITIONS - (cont'd)

           A.C. SIMMONDS & SONS TRADENAME - (cont'd)

           Intangible assets                                     $       960,000
                                                                 ---------------
           Net assets acquired at fair values                    $       960,000
                                                                 ===============
           Total consideration:
           1,500,000 common shares                               $       960,000
                                                                 ===============

           The excess of purchase price over net assets acquired has been allocated to intangible assets and represents the trade name "A.C. Simmonds and Sons" and goodwill associated with the trade-name.


Note 3     PRO FORMA ADJUSTMENTS

           The unaudited pro forma consolidated statements of operations include the following pro forma adjustments.

           a)     Inter-company transactions

                  All inter-company sales, purchase and management fees have been eliminated for the period ended September 30, 2003 and year ended December 31, 2002.


Note 4     PRO-FORMA BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

           Pro-forma basic and diluted earnings (loss) per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Wireless issued pursuant to the acquisition have been outstanding since the beginning of the periods. Diluted earnings per share includes the potentially dilutive effect of outstanding common stock options and warrants which are convertible to common shares.